WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED MARCH 12, 2010

TO THE PROSPECTUSES

OF THE PORTFOLIOS LISTED IN

SCHEDULE A

The following information replaces the text contained in the section of each Prospectus titled “Frequent Trading of Portfolio Shares.”

Frequent purchases and redemptions of portfolio shares may interfere with the efficient management of the portfolios, increase portfolio transaction costs, and have a negative effect on the portfolios’ long-term shareholders. For example, in order to handle large flows of cash into and out of a portfolio, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the portfolio’s investment objective. Frequent trading may cause a portfolio to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a portfolio’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a portfolio’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the portfolio’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other portfolios could also be affected.

Because of the potential harm to funds sold by LMIS (the portfolios’ distributor) and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a portfolio may limit additional exchanges or purchases of portfolio shares by shareholders who are believed by the Manager to be engaged in these abusive trading activities in the portfolio or in other funds sold by LMIS. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of portfolio shares.

Under the portfolios’ policies and procedures, the portfolios reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in portfolios distributed by LMIS. A committee established by the Manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in LMIS distributed portfolios, if that shareholder has engaged in one or more “Round Trips” across all LMIS distributed portfolios. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular portfolios in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in a portfolio altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the portfolios. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of a fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market portfolios sold by LMIS.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds portfolio shares for a number of its customers in one account. A fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of a fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. LMIS has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The portfolios have also adopted policies and procedures to prevent the selective release of information about the portfolios’ holdings, as such information may be used for market-timing and similar abusive practices.

The portfolios’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the portfolios or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, a portfolio may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the portfolios will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur in respect of shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The portfolios reserve the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

The following information supplements, and to the extent inconsistent therewith, supersedes, the information contained in the section of each Prospectus titled “Net Asset Value”

Effective April 5, 2010, when a Portfolio holds securities or other assets that are denominated in a foreign currency, a Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern time)

The following information supplements, and to the extent inconsistent therewith, supersedes, the information contained in the sections of each Prospectus titled “Exchange Privilege” and “Tax Information.”

An exchange between Portfolios is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same Portfolio generally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

Schedule A

Western Asset Funds, Inc.	Date of prospectus
Western Asset Absolute Return Portfolio	July 1, 2009
Western Asset Core Bond Portfolio	July 1, 2009
Western Asset Core Plus Bond Portfolio	July 1, 2009
Western Asset Enhanced Equity Portfolio (inactive)	July 1, 2009
Western Asset Global Strategic Income Portfolio (inactive)	July 1, 2009
Western Asset High Yield Portfolio	July 1, 2009
Western Asset Inflation Indexed Plus Bond Portfolio	July 1, 2009
Western Asset Intermediate Bond Portfolio	July 1, 2009
Western Asset Intermediate Plus Bond Portfolio	July 1, 2009
Western Asset Limited Duration Bond Portfolio	July 1, 2009
Western Asset Non-U.S. Opportunity Bond Portfolio	July 1, 2009

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